
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

                                  ----------

                                  MAY 10, 1999
                                (Date of Report)

                          NCI BUILDING SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


    DELAWARE                       1-14315                     76-0127701
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

                                 7301 FAIRVIEW
                             HOUSTON, TEXAS  77041
                   (Address of principal executive offices)

                                (713) 466-7788
                        (Registrant's telephone number,
                             including area code)

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     ITEM 5: OTHER EVENTS

             As required by Rule 135c under the Securities Act of 1933, NCI
Building Systems, Inc. is filing with this Form 8-K as Exhibit 99 a press release, which is incorporated into this Form 8-K by reference. The press release relates to NCI's completion of a private placement of $125 million of 9 1/4% Senior Subordinated Notes due 2009. The press release was issued by
NCI on April 30, 1999.

     ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

             (c) EXHIBITS.  The following exhibits are filed with this Form 8-K:

                    99      Press Release issued by NCI Building Systems,
                            Inc. on April 30, 1999

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       NCI BUILDING SYSTEMS, INC.
                                              (Registrant)



                                       By: /s/ Robert J. Medlock
                                           -------------------------------------
                                           Robert J. Medlock, Executive Vice
                                           President and Chief Financial Officer

Dated: May 10, 1999

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                               INDEX TO EXHIBITS
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

Exhibit Number                         Description
--------------                         -----------
      99                               Press Release issued by NCI Building
                                       Systems, Inc. on April 30, 1999